UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 6, 2025
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CASS INFORMATION SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Missouri	000-20827	43-1265338
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12444 Powerscourt Drive, Suite 550 St. Louis, Missouri	63131
(Address of principal executive offices)	(Zip Code)
(314) 506-5500
(Registrant’s telephone number, including area code)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.50 per share	CASS	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On November 6, 2025, the Board of Directors of Cass Information Systems, Inc. (the “Company”) voted to authorize the repurchase of up to 1,000,000 shares of the Company’s common stock. This authorization replaces the July 15, 2025 authorization with respect to the repurchase of up to 500,000 shares. As such, the Company has 1,000,000 shares of common stock available for repurchase, effective November 6, 2025. The repurchase authorization does not have an expiration date.

Repurchases may be made through a variety of methods, which could include open market purchases, privately negotiated transactions, or otherwise in accordance with applicable federal securities laws, including repurchase plans that satisfy the conditions of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.

The Company expects to repurchase outstanding shares from time to time to: (i) provide additional capital return flexibility going forward, in line with the Company’s commitment to return to shareholders excess capital that is not needed to support balance sheet growth and acquisition opportunities; (ii) offset the dilutive impact of employee stock-based compensation plans, such as restricted stock unit vesting; and (iii) reduce share count via share repurchases as and when attractive opportunities arise.

The actual timing, number and value of shares repurchased under the repurchase authorization will depend on a number of factors, including constraints specified in any Rule 10b5-1 trading plans, price, general business and market conditions, alternative investment opportunities, and the Company’s need to maintain regulatory capital levels above minimum capital requirements. The repurchase authorization does not obligate the Company to acquire any specific number of shares in any period, and may be expanded, extended, modified or terminated at any time. Payment for shares repurchased will be funded using the Company's cash on hand.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 10, 2025

CASS INFORMATION SYSTEMS, INC.

By:	/s/ Martin H. Resch
Name:	Martin H. Resch
Title:	President and Chief Executive Officer

By:	/s/ Michael J. Normile
Name:	Michael J. Normile
Title:	Executive Vice President and Chief Financial Officer